Exhibit 10.16

AMENDMENT NO. 1 AND WAIVERS TO

RECAPITALIZATION AGREEMENT

THIS AMENDMENT NO. 1 AND WAIVERS TO RECAPITALIZATION AGREEMENT (this “Amendment”), is made as of October 3, 2012 by and among Barracuda Networks, Inc., a Delaware corporation (the “Company”), the Persons listed on the Schedule of Investors attached hereto (collectively referred to herein as the “Investors” and individually as an “Investor”), the Persons listed on the Schedule of Selling Stockholders attached hereto (collectively referred to herein as the “Selling Stockholders” and individually as a “Selling Stockholder”).

BACKGROUND

A. The Company, the Investors and the Selling Stockholders are parties to that certain Recapitalization Agreement, dated as of August 23, 2012 (the “Recapitalization Agreement”).

B. Section 12C of the Recapitalization Agreement requires the written consent of the Company, the Investors and the Selling Stockholders to amend, alter, or modify the terms of the Recapitalization Agreement.

C. The Company, the Investors and the Selling Stockholders desire to amend the Recapitalization Agreement in the manner set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Recapitalization Agreement.

Section 2. Amendments to the Recapitalization Agreement. As of the date hereof:

2.1. In Section 2B(i) of the Recapitalization Agreement the reference to “One Hundred Twenty Seven Million Seven Hundred Fifty Two Thousand Two Hundred Seventy Two Dollars and Eighty Eight Cents ($127,752,272.88)” shall be replaced by “One Hundred Twenty Seven Million Five Hundred Forty Four Thousand One Hundred Four Dollars and Ninety Three Cents ($127,544,104.93)”;

2.3. In Section 2C(i) of the Recapitalization Agreement the reference to “One Hundred Twenty Seven Million Seven Hundred Fifty Two Thousand Two Hundred Seventy Two Dollars and Eighty Six Cents ($127,752,272.86)” shall be replaced by “One Hundred Twenty Seven Million Five Hundred Forty Four Thousand One Hundred Four Dollars and Ninety Three Cents ($127,544,104.93)”;

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

2.6. Section 6B(i) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(i) On October 2, 2012, the authorized capital stock of the Company consists of (a) 31,500,000 shares of preferred stock, of which 31,500,000 shares are designated as Series A Preferred Stock and 30,150,753 of which are outstanding and held by certain of the Investors as set forth on the attached Capitalization Schedule and (b) 195,000,000 shares of Common Stock, of which 105,810,591 shares are issued and outstanding and held of record by the Selling Stockholders and other Persons as set forth on the attached Capitalization Schedule, 31,500,000 shares are reserved for issuance upon conversion of the Series A Preferred and 21,724,738 shares are reserved for issuance upon exercise of stock options or vesting of restricted stock units issued or available for issuance under the Equity Incentive Plan.”

2.7. Section 6B(ii) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(ii) Immediately following the consummation of the Investment Transaction and the Repurchase Transaction, the authorized capital stock of the Company will consist of (a) 52,878,666 shares of preferred stock, of which 30,150,753 will be designated as Series A Preferred Stock and held by certain of the Investors as set forth on the attached Capitalization Schedule and 22,727,913 shares will be designated as Series B Preferred Stock and held by the Investors as set forth on the Schedule of Investors and (b) 157,429,138 shares of Common Stock, of which 83,082,678 shares shall be issued and outstanding and held of record by the Selling Stockholders and other Persons as set forth on the attached Capitalization Schedule, 52,878,666 shares shall be reserved for issuance upon conversion of the Series A Preferred and the Series B Preferred and 21,724,738 shares shall be reserved for issuance upon exercise of stock options or vesting of restricted stock units issued or available for issuance under the Equity Incentive Plan.”

2.8. Section 6N(vi) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(vi) To the Company’s knowledge as of the date hereof, (A) neither the Company nor any of its Subsidiaries has, infringed, misappropriated, diluted or otherwise violated (collectively, “Infringement”, “Infringe”, “Infringed” or “Infringing”), and (B) the conduct of the business of the Company and its Subsidiaries as previously conducted and as currently conducted does not Infringe, any Intellectual Property Rights of any Person. As of the date hereof, the Company (a) does not know of any facts or circumstances that are reasonably likely to give rise to a third Person prevailing in a claim of Infringement against Company or its Subsidiaries and (b) no suit has been made within the past two (2) years, is presently pending, or, to the Company’s knowledge, is threatened by any third Person that has more than $100,000,000 in annual revenues and that is related to infringement or, that challenges the Company’s or its Subsidiaries’, as applicable, exclusive ownership, or the validity, enforceability or registrability, of any of the Company Intellectual Property Rights, and (c) neither the Company nor any Subsidiary has requested nor received any opinions of counsel related to the foregoing. For purposes of the Company’s representations and warranties in the last sentence of this Paragraph 6N(vi), “knowledge” or “know” means the actual knowledge of any of the Selling Stockholders, David Faugno and Kevin Cook that they have obtained following substantial communications with third Persons with respect to the matters referenced therein.”

2.9. Section 9A(i) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(i) the representations and warranties in Paragraphs 6A, 6B(i), 6B(ii), 6B(iii), 6C, 6D (the first two sentences), 7A, 7B, 7C, 7D, 8A, 8B (the first two sentences) and 8C (each, an “Excluded Representation”) shall survive until the applicable statute of limitations for which an Indemnitee may have liability thereunder;”

2.10. A new Section 9A(ii) shall be added to the Recapitalization Agreement to read as follows:

“(ii) the representations and warranties in Paragraphs 6N(i) and 6N(vi) (each, a “Special IP Representation”) shall survive until the applicable statute of limitations for which an Indemnitee may have liability thereunder; and”

2.11. The existing Section 9A(ii) of the Recapitalization Agreement shall be renumbered to Section 9(a)(iii).

2.12. The first paragraph of Section 9B(i) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(i) Indemnification by the Company. Subject to the applicable limitations set forth in this ARTICLE 9, the Company shall indemnify each of the Investor Parties and save and hold each of them harmless against and pay on behalf of or reimburse such Investor Parties as and when incurred for Losses which any such Investor Party suffers, sustains or becomes subject to as a result of: (a) any breach of any representation or warranty of the Company under this Agreement; (b) any nonfulfillment or breach of any covenant, agreement or other provision under this Agreement by the Company; provided that (i) the Company shall not be liable to indemnify any of the Investor Parties pursuant to clause (a) above (other than with respect to any Excluded Representation or Special IP Representation) unless and until the Losses related thereto exceed an amount equal to $2,500,000 in the aggregate (the “Basket”); (ii) the Company shall not be liable to indemnify any of the Investor Parties pursuant to clause (a) above with respect to any Special IP Representation unless and until the Losses related thereto exceed an amount equal to $1,000,000 in the aggregate (the “Mini Basket”); (iii) the Company’s aggregate cash liability under clauses (a) and (b) above (other than with respect to the Excluded Representations and the Special IP Representations) shall in no event exceed $20,000,000, but with it being understood, however, that nothing in this Agreement (including this Paragraph 9B) shall limit or restrict any of the Investor Parties’ right to maintain or recover any amount from the Company in connection with any action or claim based upon fraud or intentional misrepresentation).”

2.13. Section 9B(ii) of the Recapitalization Agreement shall be amended and restated in its entirety to read as follows:

“(ii) Indemnification by the Selling Stockholders. Each of the Selling Stockholders shall severally and not jointly indemnify the Company Parties and save and hold each of them harmless against and pay on behalf of or reimburse such Company Party as and when incurred for any Losses in excess of the Basket (as defined in Section 9B(i)) which any such Company Party suffers, sustains or becomes subject to, as a result of: (a) any breach of any representation or warranty of such Selling Stockholder under this Agreement; or (b) any nonfulfillment or breach of any covenant, agreement or other provision in this Agreement by such Selling Stockholder; provided that a Selling Stockholder’s aggregate liability under clauses (a) and (b) above (other than with respect to the Excluded Representations and the Special IP Representations) shall in no event exceed the amount paid to such Selling Stockholder in the Repurchase Transaction (the “Stockholder Cap”), but with it being understood, however, that nothing in this Agreement (including this Paragraph 9B) shall limit or restrict any of the Company Parties’ right to maintain or recover any amount from a particular Selling Stockholder in connection with any action or claim based upon fraud or intentional misrepresentation. For purposes of determining the inaccuracy or breach of any representation or warranty in ARTICLE 7 and the amount of any Losses that are indemnifiable hereunder, each such representation and warranty (including any representation or warranty referenced therein) shall be read without regard and without giving effect to any materiality or Material Adverse Effect or similar qualification contained therein (as if such standard or qualification were deleted from such representation or warranty). The indemnification obligations of each Selling Stockholder shall be several and not joint and no Selling Stockholder shall have any liability for any breach of representation or warranty by any other Selling Stockholder. All indemnification payments made by Selling Stockholders under this Paragraph 9B(ii) shall be deemed adjustments to the amount paid to such Selling Stockholder in the Repurchase Transaction.”

2.14. A new Section 9J shall be added to the Recapitalization Agreement to read as follows:

Certificate of Incorporation Amendment. Promptly following the Closing, the Company shall use its reasonable best efforts to obtain the requisite approval from its Board and stockholders in order to amend the Certificate of Incorporation to revise the aggregate number of authorized shares of capital stock and to revise the aggregate number of authorized shares of Common Stock in such amounts as shall be mutually agreed upon by the Company and the Investors (the “Charter Amendment”) and to promptly thereafter file the Charter Amendment with the Secretary of State of the State of Delaware.

2.15. The Dividend Schedule shall be amended and restated as set forth on the Dividend Schedule, attached hereto as Exhibit A;

2.16. The Schedule of Investors shall be amended and restated as set forth on the Schedule of Investors, attached hereto as Exhibit B;

2.17. The Schedule of Selling Stockholders shall be amended and restated as set forth on the Schedule of Selling Stockholders, including, but not limited to, the addition of the Zach Levow 2010 Grantor Retained Annuity Trust and the Holly Levow 2010 Grantor Retained Annuity Trust as Selling Stockholders, in the form attached hereto as Exhibit C;

2.18. The Certificate of Incorporation attached to the Recapitalization Agreement as Exhibit A shall be amended and restated in the form attached hereto as Exhibit D;

2.19. The Voting Agreement attached to the Recapitalization Agreement as Exhibit B shall be amended and restated in the form attached hereto as Exhibit E; and

2.20. The Investors’ Rights Agreement attached to the Recapitalization Agreement as Exhibit C shall be amended and restated in the form attached hereto as Exhibit F.

2.21. The ROFR Agreement attached to the Recapitalization Agreement as Exhibit D shall be amended and restated in the form attached hereto as Exhibit G.

Section 3. Waivers.

3.1 The Investors hereby irrevocably waive their right to receive the Internal Investigation Report pursuant to Section 3K of the Recapitalization Agreement.

3.2 The Investors hereby irrevocably waive their right to receive the Company Disclosure Letter within twenty (20) business days of the date of the Recapitalization Agreement. The Company Disclosure Letter, attached hereto as Exhibit H, is hereby incorporated by reference into the Recapitalization Agreement and made a part thereof.

Section 4. Miscellaneous.

4.1 Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not constitute a waiver or amendment of any provision of the Recapitalization Agreement, except as specifically set forth herein.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

4.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

4.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

4.6 References. Any reference to the Recapitalization Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment or the Recapitalization Agreement shall be a reference to the Recapitalization Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BARRACUDA NETWORKS, INC.:

By:	/s/ David Faugno
Its:	CFO

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

SELLING STOCKHOLDER:

By:	Dean M. Drako

/s/ Dean M. Drako

By:	Dean M. Drako Living Trust

By:	/s/ Dean M. Drako

Its:

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

SELLING STOCKHOLDER:

By:	Michael Perone

/s/ Michael Perone

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

SELLING STOCKHOLDER:

By:	Zachary Levow

/s/ Zachary Levow

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

SELLING STOCKHOLDER:

THE HOLLY LEVOW 2010 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Holly Levow

Name:	Holly Levow

Title:

THE ZACH LEVOW 2010 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Zachary Levow

Name:	Zachary Levow

Title:

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

INVESTORS:

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By:	SCFF Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Jim Goetz

Its:	Managing Member

SEQUOIA CAPITAL GROWTH FUND III
SEQUOIA CAPITAL GROWTH PARTNERS III
SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By:	SCGF III Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Jim Goetz

Its:	Managing Member

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

INVESTORS:

FRANCISCO PARTNERS, L.P.

By:	Francisco Partners GP, LLC
lts:	General Partner

By:	/s/ David Golob
Its:

FRANCISCO PARTNERS FUND A, L.P.

By:	Francisco Partners GP, LLC
Its:	General Partner

By:	/s/ David Golob
Its:

FRANCISCO PARTNERS III, L.P.

By:	Francisco Partners GP III, L.P.
Its:	General Partner

By:	Francisco Partners GP III Management, LLC
Its:	General Partner

By:	/s/ David Golob
Its:

FRANCISCO PARTNERS PARALLEL FUND III, L.P.

By:	Francisco Partners GP III, L.P.
Its:	General Partner

By:	Francisco Partners GP III Management, LLC
Its:	General Partner

By:	/s/ David Golob
Its:

[Signature Page to Amendment No. 1 to Recapitalization Agreement]

Exhibit A

DIVIDEND SCHEDULE

Name	Common Shares	Series A Preferred	Total Shares Available for Dividend	Dividend
[***]	[***]		[***]	[***]
Jeffry and Teri Allen Revocable Trust--Dated January 29, 2002	554,805.00		554,805.00	$530,479.09
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[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Series A Preferred	Total Shares Available for Dividend	Dividend
[***]	[***]		[***]	[***]
David Faugno	2,035,606.00		2,035,606.00	$1,946,353.08
[***]	[***]		[***]	[***]
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[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Series A Preferred	Total Shares Available for Dividend	Dividend
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
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[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
Sequoia Capital Franchise Partners	122,730.00		122,730.00	$117,348.80
Sequoia Capital Franchise Fund	900,000.00		900,000.00	$860,538.72
Sequoia Capital Growth Fund III	2,887,464.00		2,887,464.00	$2,760,860.62
Sequoia Capital Growth Partners III	31,602.00		31,602.00	$30,216.39
Sequoia Capital Growth III Principals Fund	149,115.00		149,115.00	$142,576.93
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[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Series A Preferred	Total Shares Available for Dividend	Dividend
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
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[***]	[***]		[***]	[***]
Donna Drako	75,000.00		75,000.00	$71,711.56
Gordon Stitt	150,000.00		150,000.00	$143,423.12
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[***]	[***]		[***]	[***]
The Michelle Perone 2010 Three Year Grantor Retained Annuity Trust	1,114,793.00		1,114,793.00	$1,065,913.93
The Michelle Perone 2010 Four Year Grantor Retained Annuity Trust	1,203,600.00		1,203,600.00	$1,150,827.11

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Name	Common Shares	Series A Preferred	Total Shares Available for Dividend	Dividend
The Michelle Perone 2010 Four Year Grantor Retained Annuity Trust	1,203,600.00		1,203,600.00	$1,150,827.11
The Michael Perone 2010 Four Year Grantor Retained Annuity Trust	1,203,600.00		1,203,600.00	$1,150,827.11
The Michael Perone 2010 Three Year Grantor Retained Annuity Trust	1,114,793.00		1,114,793.00	$1,065,913.93
Michael Perone	22,920,257.00		22,920,257.00	$21,915,298.30
Michelle Perone	485,901.00		485,901.00	$464,596.25
The Holly Levow 2010 Grantor Retained Annuity Trust	1,192,592.00		1,192,592.00	$1,140,301.77
Holly Levow	307,408.00		307,408.00	$293,929.43
Zachary Levow	25,350,352.00		25,350,352.00	$24,238,843.66
The Zach Levow 2010 Grantor Retained Annuity Trust	1,192,592.00		1,192,592.00	$1,140,301.77
Dean Drako	15,969,524.00		15,969,524.00	$15,269,326.26
Dean M. Drako Living Trust	15,969,529.00		15,969,529.00	$15,269,331.04
FP Annual Fund Investors, LLC		14,118.00	14,118.00	$13,498.99
Francisco Partners, L.P.		18,737,835.00	18,737,835.00	$17,916,258.25
Francisco Partners Fund A, L.P.		92,268.00	92,268.00	$88,222.43
Sequoia Capital Franchise Partners		339,195.00	339,195.00	$324,322.70
Sequoia Capital Franchise Fund		2,487,438.00	2,487,438.00	$2,378,374.11
Sequoia Capital Growth Fund III		7,999,938.00	7,999,938.00	$7,649,173.73
Sequoia Capital Growth Partners III		88,191.00	88,191.00	$84,324.19
Sequoia Capital Growth III Principals Fund		391,770.00	391,770.00	$374,592.51
Total:	105,810,591.00	30,150,753.00	135,961,344.00	$130,000,001.07

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Exhibit B

SCHEDULE OF INVESTORS

Investor	Shares of Series B Preferred to be Purchased	Total Investment in Series B Preferred Stock
Francisco Partners III, L.P.	14,048,028.00	$78,834,478.00
Francisco Partners Parallel Fund III L.P.	156,918.00	$880,589.69
Sequoia Capital Growth III Principals Fund	92,157.00	$517,165.04
Sequoia Capital Growth Partners III	120,410.00	$114,536.48
Sequoia Capital Growth Fund III	7,754,534.00	$43,516,758.37
Sequoia Capital Franchise Partners	78,704.00	$441,669.73
Sequoia Capital Franchise Fund	577,162.00	$3,238,907.62

c/o Francisco Partners

One Letterman Drive

Building C

Suite 410

San Francisco, CA 94129

Attention: David Golob

Telephone: (415) 418-2900

Facsimile: (415) 418-2999

Email: golob@franciscopartners.com

c/o Sequoia Capital

3000 Sand Hill Road

Building 4, Suite 180

Menlo Park, CA 94025

Attention: Jim Goetz

Telephone: (650) 854-3927

Telecopy: (650) 854-2977

Email: goetz@sequoiacap.com

with a copy to:

(which shall not constitute notice to such Investors)

Kirkland & Ellis LLP

950 Page Mill

Road Palo Alto, CA 94304

Attention: Adam D. Phillips

Telephone: (650) 859-7050

Telecopy: (650) 859-7500

Email: aphillips@kirkland.com

Exhibit C

SCHEDULE OF SELLING STOCKHOLDERS

Selling Stockholder	Shares of Common Stock to be Repurchased	Repurchase Transaction Proceeds	Indemnity Percentage
Dean M. Drako	2,250,000.00	$12,626,510.67	9.9%
Dean M. Drako Living Trust	2,250,000.00	$12,626,510.67	9.9%
Michael Perone	1,402,147.00	$7,868,544.03	6.2%
Zachary Levow	15,378,794.00	$86,302,447.38	67.6%
The Zach Levow 2010 Grantor Retained Annuity Trust	723,486.00	$4,060,046.09	3.2%
The Holly Levow 2010 Grantor Retained Annuity Trust	723,486.00	$4,060,046.09	3.2%
Total:	22,727,913.00	$127,544,104.93	100.00%

Exhibit D

Certificate of Incorporation

Please see attached.

Exhibit E

Voting Agreement

Please see attached.

Exhibit F

Investors’ Rights Agreement

Please see attached.

Exhibit G

ROFR Agreement

Please see attached.

Exhibit H

Company Disclosure Letter

Please see attached.